SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 Date of report
                                  July 23, 1998


                                Rio Grande, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



1-8287                                                               74-1973357
(Commission File Number)                 (I.R.S. Employer Identification Number)



10101 Reunion Place, Suite 210
San Antonio, Texas                                                   78216-4156
  ---------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
                                 (210) 308-8000


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Item 5. Notice of Default and Acceleration - Senior Credit Facility.

         The Company has received from its senior lender, Comerica Bank - Texas (the "Bank"), a "Notice of Defaults and Events of Default" whereby the Bank has declared the entire outstanding principal balance of the Senior Credit Facility and all interest accrued thereon to be immediately due and payable. In addition, the Bank has advised that it intends to pursue all remedies that are available in law and in equity, including but not limited to, foreclosure proceedings in order to collect all amounts due. The aggregate amount of principal and interest currently outstanding is approximately $13,400,000.

         The Bank has also submitted "Letters in Lieu of Transfer Order and Division Order" to certain purchasers and marketing entities of the Company's oil and gas products. The Letters in Lieu direct such purchasers to make payments for the settlement of purchased products directly to the Bank. As a result of such action, the Company will likely receive no further payments from such purchasers until the default under the Senior Credit Facility has been remedied or other agreements have been negotiated with the Bank. Such action will severely impact the Company's ability to pay direct operating expenses of its oil and gas leases, including applicable royalties, and general and administrative expenses.

         The Company is currently evaluating the sale of certain or all of its oil and gas properties; however, any significant sale of oil and gas properties outside of a bankruptcy proceeding likely will require stockholder approval, which in turn will require preparation and circulation of a Proxy Statement or Information Statement (the "Statement") and the passage of approximately twenty days between mailing of the Statement and the ability to effectuate any such sale. Although the Company is currently in the process of preparing such Statement, no assurance can be given that the Bank will not effectuate its remedy of foreclosure before the sale of the oil and gas properties may be completed by the Company.

     The Company is also considering other alternatives, which could include a restructuring or reorganization of the Company or an alternative transaction that would address the Company's default under the Senior Credit Facility in a manner acceptable to the Bank. No assurances can be given that the Company can identify a transaction acceptable to the Bank or that if any such transaction can be identified, that it can be documented and concluded successfully or in a timely manner. Any of the transactions or occurrences described above would likely result in nominal or no value being afforded to the interests of existing holders of the Company's common stock.






                                        2

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Item 7. Financial Statements and Exhibits

     (a)  Financial Statements

          Not applicable.

     (b)  Exhibits

               Number                             Document

                  99(d) Thompson & Knight, attorneys for Comerica Bank - Texas, letter dated July 8, 1998 regarding notice of default of Company to terms of the Senior Credit Facility and notice that all outstanding indebtedness is immediately due and payable.





                                        3

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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         RIO GRANDE, INC.



                                          By:           /s/
                                               Guy Bob Buschman, President



Dated:  July 23, 1998





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                                THOMPSON & KNIGHT
                           A PROFESSIONAL CORPORATION
                            ATTORNEYS AND COUNSELORS
                      1700 PACIFIC AVENUE SUITE 3300                      Austin
                            DALLAS, TEXAS 75201-4693                  Fort Worth
                                                                         Houston
                                                               Monterrey, Mexico
DIRECT DIAL:                     (214) 969-1700
                                FAX (214) 969-1751



                                  July 8, 1998

VIA FACSIMILE 210/308-8111
WITH COPY VIA CERTIFIED MAIL

Rio Grande, Inc.
Rio Grande Drilling Company
Union Square, Suite 210
10101 Reunion Place
San Antonio, Texas 78216-4156
Attention:  Guy Bob Buschman, President

         Re: Loan Agreement dated as of March 8, l996 (as amended, supplemented or restated, the "Loan Agreement") by and between Rio Grande, Inc. and Rio Grande Drilling Company (collectively, "Borrowers") and Comerica Bank - Texas ("Bank") governing the loan evidenced by a promissory note in the original principal sum of $50,000,000 dated as of January l 5, l 997 executed by Borrowers and delivered to Bank (the "First Renewal Note"), which First Renewal Note is secured by oil and gas property interests owned by Borrowers and their affiliates located in Louisiana, Mississippi, Oklahoma, Texas and Wyoming, pursuant to various deeds of trusts and mortgages (collectively, the "Oil and Gas Mortgages."

                    NOTICE OF DEFAULTS AND EVENTS OF DEFAULT

Ladies and Gentlemen:

         This firm represents the Bank. Reference is made to the Loan Agreement defined above. Terms which are used in this letter without definition shall have the meanings assigned to them in the Loan Agreement. We have been informed by the Bank that the following defaults or events of default have occurred and are continuing under the Loan Agreement:

         1. Amortization. An event of default has occurred under Section 9.1 of the Loan Agreement because Borrowers defaulted in the due and punctual payment of the principal and interest of the Note.

         2.  Borrowing Base  Deficiency.  An event of default has occurred under
Section 3.4 of the Loan Agreement because Borrowers have failed to cure the $6,678,002 deficiency in the Borrowing Base (as described in the Bank's letter dated February 2, 1998).



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Rio Grande, Inc.
Rio Grande Drilling Company
July 8, 1998
Page 3


                  THE BANK HEREBY NOTIFIES BORROWERS THAT THE FOREGOING VIOLATIONS EACH CONSTITUTE A DEFAULT OR EVENT OF DEFAULT UNDER THE TERMS OF THE LOAN AGREEMENT AND UNDER THE OTHER LOAN DOCUMENTS AND ARE CONTINUING.

         Pursuant to Section 10.0 of the Loan Agreement, the Bank is not obligated to make further Loans under the Loan Agreement if an event of default has occurred and is continuing as of the date such request for advance and the Bank does not intend to do so.

         Furthermore, at the direction of the Bank and on its behalf the undersigned hereby declares the entire outstanding principal balance of the First Renewal Note and all interest accrued thereon, along with all other unpaid indebtedness owed by Borrowers to Bank, to be immediately due and payable. You are hereby advised that the Bank intends to pursue any and all remedies that are available in law and in equity, including but not limited to, the institution of foreclosure proceedings under one, or more, of the Oil and Gas Mortgages unless the full amount due under the First Renewal Note, and secured by the Oil and Gas Mortgages, is paid prior to such foreclosure sale.

         The description of the Loan Agreement contained herein is for your information and convenience only and shall not be deemed to limit, amplify or modify the terms or otherwise affect either the Loan Agreement or any other document securing or providing a source of payment of the Note. The description herein of the defaults or events of default under the Loan Agreement is based upon the information available to the Bank on the date hereof and shall not be deemed to exclude the existence of other defaults or events of default. The failure of the Bank to give notice to Borrowers of any such other defaults or events of default which may be pending is not intended to be nor shall be a waiver thereof. The terms and provisions of the Loan Agreement and all other Loan Documents (as defined in the Loan Agreement and herein collectively referred to as the "Loan Documents") are and shall remain in full force and effect; you are advised that the Bank requires and will require strict performance by Borrowers of all of their respective obligations, agreements and covenants contained in the Loan Agreement and the other Loan Documents, and no inaction or action regarding any such breach is intended to be or shall be a waiver thereof.

         The description herein of the specific rights and remedies of the Bank shall not be deemed to limit or exclude any other rights to which the Bank may be or become entitled under the Loan Documents, at law, in equity or otherwise. All rights, remedies and powers conferred upon the Bank under the Loan Documents and/or applicable law, and any exercise thereof are and shall continue to be cumulative and not exclusive of any other rights, remedies or powers, or the exercise thereof available under the Loan Documents, at law, in equity or otherwise.




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


Rio Grande, Inc.
Rio Grande Drilling Company
July 8, 1998
Page 3
         In no event and under no circumstance shall any past or future discussions with the Bank and/or the Bank's forbearance from exercising any of its rights or remedies under the Loan Documents: (i) cause a modification of the Loan Documents; (ii) establish a custom with respect to any of the Loan
Documents: (iii) operate as a waiver of any existing or future default or event of default under the Loan Documents; (iv) entitle you to any other or further notice or demand whatsoever; (v) in any way modify change, impair, affect, diminish or release any of your obligations or liability under or pursuant to the Loan Documents or any other liability you may have to the Bank; or (vi) waive, limit or condition the Bank's rights and remedies under the Loan Documents, all of which rights and remedies are expressly reserved. Furthermore, any and all discussions, or drafts of documentation, relating to forbearance or modification of Loan Documents, unless heretofore exercised in writing, are hereby withdrawn.

         This letter shall in no way be deemed to obligate the Bank to give you or anyone else any notices of any kind in connection with the Loan Documents or otherwise. All waiver provisions contained in the Loan Documents remain in full force and effect and shall not be deemed to have been waived or released by the Bank as a result of delivery of this letter.

                                             Very truly yours,



                                             Peter J. Riley

cc:      James B. Smith, Jr. (via telecopy)
         Gregory S. Wallis (via telecopy)
         Joseph W. Sullivan (via telecopy)

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